                      AMENDMENT TO PARTICIPATION AGREEMENT

         The Amended and Restated Participation Agreement dated as of May 1, 2000, by and among OPPENHEIMER VARIABLE ACCOUNT FUNDS, OPPENHEIMERFUNDS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (the "Agreement") is hereby amended as follows:

         Schedules A and B of the Agreement are hereby deleted in their entirety and replaced with the Schedules A and B attached hereto, respectively.

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002


OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:
       ---------------------------------------------
Name:
       ---------------------------------------------
Title:
       ---------------------------------------------


OPPENHEIMERFUNDS, INC.


By:
       ---------------------------------------------
Name:
       ---------------------------------------------
Title:
       ---------------------------------------------


ALLMERICA FINANCIAL LIFE INSURANCE
  AND ANNUITY COMPANY


By:
       ---------------------------------------------
Name:  Mark A. Hug
       ---------------------------------------------
Title: President
       ----------------------------------------------

                                   SCHEDULE A

                     SEPARATE ACCOUNTS AND VARIABLE PRODUCTS

--------------------------------------------------------------------------------------
                                VARIABLE LIFE PRODUCTS
                                ----------------------
SEPARATE ACCOUNT           PRODUCT NAME               1933 ACT #            1940 ACT #
----------------           ------------               ----------            ----------
FR1                        PremierFocus                  N/A                   N/A

FR2                        PremierFocus                  N/A                   N/A

FR3                        PremierFocus                  N/A                   N/A

FR4                        PremierFocus                  N/A                   N/A

FQ1                        PremierFocus                  N/A                   N/A

UR1                        PremierFocus                  N/A                   N/A

UR2                        PremierFocus                  N/A                   N/A

UR3                        PremierFocus                  N/A                   N/A

UR4                        PremierFocus                  N/A                   N/A

UQ1                        PremierFocus                  N/A                   N/A

FUVUL                      ValuePlus Assurance        333-93031             811-09731
                           (First Union)

IMO                        Select Life Plus           333-84879             811-09529
                           VUL 2001 (Agency)

IMO                        VUL 2001 Survivorship         TBD                811-10433
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                VARIABLE LIFE PRODUCTS
                                ----------------------
SEPARATE ACCOUNT           PRODUCT NAME               1933 ACT #            1940 ACT #
----------------           ------------               ----------            ----------
VA-K                       ExecAnnuity Plus           33-39702              811-6293
                           Allmerica Advantage

VA-K                       Immediate Advantage        333-81861             811-6293

VA-K                       Agency C-Shares            333-38274             811-6293
                           (Premier Choice)

Allmerica Select           Select Resource            33-47216              811-6632

Allmerica Select           Select Charter             333-63093             811-6632

Allmerica Select           Select Reward              333-78245             811-6632

Allmerica Select           Select Acclaim             333-92115             811-6632

SPVL                       Select SPL II                 TBD                   TBD
--------------------------------------------------------------------------------------

                                    SCHEDULE B

                  PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
                  ------------------------------------------------

                       Oppenheimer Aggressive Growth Fund/VA
                   Oppenheimer Main Street Growth & Income Fund/VA
                        Oppenheimer Small Cap Growth Fund/VA
                         Oppenheimer Strategic Bond Fund/VA

                                   SERVICE SHARES
                                   --------------
                   Oppenheimer Main Street Growth & Income Fund VA
                       Oppenheimer Capital Appreciation Fund VA
                        Oppenheimer Multiple Strategies Fund VA
                         Oppenheimer Global Securities Fund VA
                            Oppenheimer High Income Fund VA